ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND

ANNUAL REPORT
AUGUST 31, 1997

ALLIANCE CAPITAL




LETTER TO SHAREHOLDERS
ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

October 13, 1997

Dear Shareholder:

The Alliance Short-Term U.S. Government Fund's annual reporting period closed on August 31, 1997. Since our last report to you dated February 28, 1997, the U.S. bond market has posted modest returns. After moving lower during the first quarter as interest rates rose, the market rallied strongly over the summer to end the period with moderate gains. Within the traditional bond market (i.e. governments, investment grade corporates, mortgage-backed securities and asset-backed securities), the yield-oriented sectors (investment grade corporates and mortgage-backed securities) were the best performing.

INVESTMENT RESULTS
The following table shows how your Fund performed in the periods ended August 31, 1997. For comparison, we have shown returns for the Lehman Brothers (LB) 1-3 Year Government Bond Index and the LB 3-Month Treasury Bellwether Index. The 1-3 Year Index provides a broad-based comparison for the Short-Term U.S. Government Fund, while the 3-Month Treasury Index is a good narrow-based benchmark given its short-term orientation.

For the period ended August 31, 1997 your Fund's performance trailed that of its benchmarks. Sluggish performance of the Fund's holdings in premium mortgage pools that had high prepayment rates during the period, as well as the Fund's shorter duration during a time when longer duration securities outperformed securities with shorter durations, dampened Portfolio performance during the most recent period.

INVESTMENT RESULTS*
Period Ended August 31, 1997
                                              TOTAL RETURN
                                        6 MONTHS      12 MONTHS
                                       ----------    -----------
ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
   Class A                                2.28%          5.29%
   Class B                                1.86%          4.45%
   Class C                                1.86%          4.45%
LB 1-3 YEAR GOVERNMENT BOND INDEX         3.36%          7.04%
LB 3-MONTH TREASURY BELLWETHER INDEX      2.82%          5.57%


* THE FUND'S INVESTMENT RESULTS ARE CUMULATIVE TOTAL RETURNS FOR THE PERIOD AND ARE BASED ON THE NET ASSET VALUE OF EACH CLASS OF SHARES AS OF AUGUST 31, 1997. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. RETURNS FOR THE FUND AND ITS COMPARATIVE INDICES INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

   ALL COMPARATIVE INDICES ARE UNMANAGED AND REFLECT NO FEES OR EXPENSES. THE LEHMAN BROTHERS 1-3 YEAR GOVERNMENT BOND INDEX IS COMPOSED OF U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES WITH MATURITIES OF ONE TO THREE YEARS. THE LEHMAN BROTHERS 3-MONTH TREASURY BELLWETHER INDEX MEASURES PERFORMANCE OF 3-MONTH U.S. TREASURY BILLS. U.S. TREASURY SECURITIES ARE GUARANTEED AS TO PRINCIPAL AND INTEREST IF HELD TO MATURITY WHEREAS THE VALUE OF THE FUND'S SHARES WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTOR CANNOT INVEST DIRECTLY IN THE INDICES.

   ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 3.


ECONOMIC REVIEW
The U.S. economy has continued to perform strongly since our last report. Ongoing strength in the labor market pushed the unemployment rate to 20-year lows during the first quarter and wages proceeded to climb. In response to ongoing economic strength and what were viewed as mounting inflationary pressures, the Federal Reserve Bank raised short-term interest rates in March. Overall, economic growth, which had risen to 4.3% at the end of 1996, further accelerated to 4.9% during the first three months of 1997.


1



ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

More recent data show that the economy slowed in the second quarter, but continued to grow at a robust clip. The Commerce Department, which had initially estimated second quarter growth at 2.2%, revised up its estimate for Gross Domestic Product (GDP) growth to 3.3%. The main causes for this revision were significant upward corrections in exports and the rate of inventory growth. Although the growth contributions from these components are unlikely to be repeated during the second half of 1997, the stronger growth rate reveals that the U.S. economy entered the third quarter with much more momentum than originally thought. Preliminary data indicate that the labor market remains strong with an estimated 200,000 jobs created in August (adjusted for the effects of the UPS strike). Meanwhile, consumer confidence remains near its recent highs and consumer spending continues to be strong.

In spite of an increase in wage pressures, inflation remained very well-behaved during the period. Consumer prices increased at a 1.6% annual rate in the first eight months of the year and are up 2.2% from the same period last year. Wholesale inflation, as measured by the Producer Price Index, fell for an unprecedented seven months in a row before finally showing an increase in August. Overall, producer prices are down 0.2% from year earlier levels.

BOND MARKET REVIEW
The U.S. bond market posted modest gains over the past six months. After trading lower during the first quarter on fears that overly robust growth would ignite inflation, the market rebounded over the summer. Data released during the period indicating that the economy had slowed from its unsustainable first quarter pace and inflation remained dormant helped ease investor concerns and pushed bond prices higher. Interest rates, which peaked in late spring following the Fed's decision to raise the Fed Funds rate, ended the period lower on all maturities. Longer-duration securities outperformed shorter-duration securities over the past six months.

AREAS OF THE MARKET
The short duration sector continued to post strong duration-adjusted performance, especially the adjustable rate mortgage (ARM) market. Within the ARM market, conventional Constant Maturity Treasury (CMT) ARMs were the best performers. While Cost-of-Funds-Index (COFI) ARMs lagged as investors were initially concerned about the responsiveness of the index in a rising rate environment, spreads subsequently narrowed when Treasury rates declined and investors recognized that COFI ARMs were undervalued. The summer rally in the bond market eased credit concerns in the asset-backed sector, narrowing spreads.

We reduced the Fund's allocation to the ARM sector during the period as spreads reached new lows. These monies were reinvested in COFI ARMs and high quality, short Collateralized Mortgage Obligations (CMOs). We added COFI ARMs to the Fund because we expect its index to remain higher than market levels in a rallying market and prepayments to be stable. Additionally, short CMOs are expected to perform well given their yield advantage to Treasuries.

INVESTMENT OUTLOOK
We expect economic activity to slow towards the end of 1997. Consumer confidence has reached new highs, real income is growing solidly and the labor market remains strong with unemployment at 4.9%. With multi-quarter growth trending above the level historically considered to be non-inflationary, Federal Reserve policy makers will continue to closely monitor inflationary pressures with a predisposition towards increasing rates at the first sign of economic overheating.

Thank you for your continued interest and investment in Alliance Short-Term U.S. Government Fund. We look forward to reporting to you again on market activity and the Fund's investment results in coming periods.

Sincerely,


John D. Carifa
Chairman and President


Patricia J. Young
Senior Vice President


2



INVESTMENT OBJECTIVE AND POLICIES
ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

Alliance Short-Term U.S. Government Fund seeks high current income consistent with preservation of capital and invests primarily in a diversified portfolio of U.S. Government securities.



INVESTMENT RESULTS
_______________________________________________________________________________

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 1997

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       5.29%          0.80%
Five Years                     3.98%          3.09%
Since Inception*               4.55%          3.70%
SEC Yield**                    5.15%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       4.45%          1.46%
Five Years                     3.22%          3.22%
Since Inception*               3.76%          3.76%
SEC Yield**                    4.60%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       4.45%          3.46%
Since Inception*               2.76%          2.76%
SEC Yield**                    4.61%


The average annual total returns reflect reinvestment of dividends and/or capital gains distributions in additional shares, with and without the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*   Inception: 5/4/92, Class A and Class B; 8/2/93, Class C.
**  Yields are for the 30 days ended August 31, 1997.


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


3



ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
GROWTH OF A $10,000 INVESTMENT
5/31/92* TO 8/31/97

$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000

LLEHMAN BROTHER GOVERNMENT BOND INDEX: $14,471
LEHMAN BROTHERS 1-3 YEAR GOVERNMENT BOND INDEX: $13,381
LEHMAN BROTHERS 3-MONTH TREASURY BELLWETHER INDEX: $12,627
SHORT-TERM U.S. GOVERNMENT FUND CLASS A: $12,036

5/31/92   8/31/92   8/31/93   8/31/94   8/31/95   8/31/96   8/31/97


This chart illustrates the total value of an assumed $10,000 investment in Alliance Short-Term U.S. Government Fund Class A shares (from 5/31/92 to 8/31/97) as compared to the performance of appropriate broad-based indices. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers Government Bond Index is composed of the Treasury Bond and Agency Bond Indexes, the 1-3 Year Government Bond Index and the 20+ Year Treasury Index.

The unmanaged Lehman Brothers 1-3 Year Government Bond Index is composed of U.S. government agency and Treasury securities with maturities of one to three years.

The unmanaged Lehman Brothers 3-Month Treasury Bellwether Index measures performance of 3-month U.S. Treasury bills. U.S. Treasury securities are guaranteed as to principal and interest if held to maturity whereas the value of the Fund's shares will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

When comparing Alliance Short-Term U.S. Government Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices.


Short-Term U.S. Government Fund
Lehman Brothers Government Bond Index
Lehman Brothers 1-3 Year Government Bond Index
Lehman Brothers 3-Month Treasury Bellwether Index


*    Month-end nearest to Fund's inception date of 5/4/92.


4



PORTFOLIO OF INVESTMENTS
AUGUST 31, 1997
ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

                                               PRINCIPAL
                                                 AMOUNT
                                                  (000)          VALUE
-------------------------------------------------------------------------
MORTGAGE-RELATED SECURITIES-91.7%
COLLATERALIZED MORTGAGE OBLIGATIONS-44.6%
FIXED RATE-25.3%
Federal Home Loan Mortgage Corp.
  Series 1561 Cl. B
  5.00%, 4/15/03                                  $ 252         $251,323
  Series 1398 Cl. D
  5.50%, 3/15/02                                     98           97,530
  Series 1163 Cl. H
  7.50%, 12/15/19                                   191          192,230
Federal National Mortgage Association
  Series 1993-8 Cl. PD
  5.75%, 4/25/13                                    461          458,730
  Series 1992-25 Cl. E
  6.75%, 11/25/03                                   526          524,081
  Series 1997-30 Cl. K
  7.00%, 9/18/05                                    518          517,296
ICI Funding Corp.
  Series 1997-1 Cl. A2
  9.00%, 3/25/28                                    781          806,431
  Series 1997-2 Cl. 1A9
  9.50%, 7/25/28                                    393          409,420
Prudential Home Mortgage Securities Co., Inc.
  Series 1992-29 Cl. A7
  8.00%, 10/25/22                                   628          629,540
                                                             ------------
                                                               3,886,581

ADJUSTABLE RATE-19.3%
Bear Stearns Mortgage Securities, Inc.
  Series 1996-8 Cl. A7
  6.13%, 11/25/27 (a)                               337          337,648
Federal Home Loan Mortgage Corp.
  Series 1465 Cl. FA
  6.138%, 2/15/08 (a)                               563          566,694
Federal National Mortgage Association
  Series 1997-20 Cl. F
  6.21%, 3/25/27 (a)                                909          908,492
Salomon Brothers Mortgage Securities VII, Inc.
  Series 1996-AFF1 Cl. A1
  6.09%, 1/25/26 (a)                                623          623,766
Sears Mortgage Securities Corp.
  Series 1992-16B Cl. A2
  7.31%, 9/25/22 (a)                                523          528,834
                                                             ------------
                                                               2,965,434

Total Collateralized Mortgage Obligations
  (cost $6,856,218)                                            6,852,015

FEDERAL NATIONAL MORTGAGE ASSOCIATION-38.0%
  6.07%, 11/01/27 (a)                               776          768,251
  6.76%, 1/01/27 (a)                                691          703,916
  7.43%, 5/01/18 (a)                                493          511,532
  7.80%, 8/01/23 (a) (b)                            830          859,608
  7.84%, 7/01/25 (a)                                474          491,469
  8.00%, 10/01/99 (b)                               657          666,150
  8.05%, 10/01/24 (a)                               538          558,823
  12.00%, 3/01/13-5/01/15                         1,118        1,285,655

Total Federal National Mortgage Association
  (cost $5,828,004)                                            5,845,404

FEDERAL HOME LOAN MORTGAGE CORP.-9.1%
  7.87%, 10/01/24 (a)                             1,000        1,034,380
  12.00%, 2/01/14                                   314          358,151

Total Federal Home Loan Mortgage Corp.
  (cost $1,399,040)                                            1,392,531

Total Mortgage-Related Securities
  (cost $14,083,262)                                          14,089,950


5


PORTFOLIO OF INVESTMENTS (CONTINUED)
ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

                                               PRINCIPAL
                                                 AMOUNT
                                                  (000)           VALUE
-------------------------------------------------------------------------
ASSET BACKED SECURITIES-12.2%
AT&T Universal Card Master Trust
  Series 1996-1 Cl. A
  5.875%, 4/17/03 (a)                             $ 500         $500,155
Household Revolving Home Equity Loan Trust
  Series 1996-2 Cl. A
  5.77%, 2/20/18 (a)                                293          292,920
ITT Federal Bank, fsb
  Series 1994 P1 Cl. A1
  7.89%, 6/25/24 (a) (c)                            413          418,958
Nellie Mae Education Loan Trust
  Series 1994-A Cl. A2
  5.99%, 9/15/15 (a)                                663          665,729

Total Asset Backed Securities
  (cost $1,878,274)                                            1,877,762

REPURCHASE AGREEMENT-2.7%
Prudential-Bache Securities, Inc.
  5.55%, dated 8/29/97,
due 9/02/97, collateralized by $505,000 FNMA,
  5.623%, 2/01/27,
  (cost $414,000)                                   414          414,000

TOTAL INVESTMENTS-106.6%
  (cost $16,375,536)                                          16,381,712
Other assets less liabilities-(6.6%)                          (1,009,985)

NET ASSETS-100%                                              $15,371,727



(a) Adjustable rate mortgages; stated interest rate in effect at August 31, 1997.

(b) Securities, or a portion thereof, with an aggregate market value $714,408 have been segregated to collateralize reverse repurchase agreements.

(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 1997, the security amounted to $ 418,958 or 2.7% of net assets.

     Glossary:
     FNMA - Federal National Mortgage Association

     See notes to financial statements.


6



STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1997
ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $16,375,536)           $16,381,712
  Cash                                                                  14,330
  Receivable for shares of beneficial interest sold                    140,196
  Interest receivable                                                  103,056
  Receivable for investments sold                                       31,449
  Receivable due from adviser                                            5,376
  Total assets                                                      16,676,119
LIABILITIES
  Reverse repurchase agreement                                         698,425
  Payable for shares of beneficial interest redeemed                   489,954
  Dividend payable                                                      22,831
  Distribution fee payable                                              11,248
  Accrued expenses                                                      81,934
  Total liabilities                                                  1,304,392

NET ASSETS                                                         $15,371,727

COMPOSITION OF NET ASSETS
  Shares of beneficial interest, at par                            $        16
  Additional paid-in capital                                        16,028,896
  Distributions in excess of net investment income                     (38,622)
  Accumulated net realized loss on investment transactions            (616,805)
  Net unrealized depreciation of investments                            (1,758)
                                                                   $15,371,727

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($3,901,374/
    405,286 shares of beneficial interest issued and outstanding)       $ 9.63
  Sales charge--4.25% of public offering price                             .43
  Maximum offering price                                                $10.06

  CLASS B SHARES
  Net asset value and offering price per share ($6,458,329/
    663,066 shares of beneficial interest issued and outstanding)       $ 9.74

  CLASS C SHARES
  Net asset value and offering price per share ($5,012,024/
    515,118 shares of beneficial interest issued and outstanding)       $ 9.73


See notes to financial statements.


7



STATEMENT OF OPERATIONS
YEAR ENDED AUGUST 31, 1997
ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                           $1,042,406

EXPENSES
  Advisory fee                                          $  91,527
  Distribution fee - Class A                               11,031
  Distribution fee - Class B                               72,104
  Distribution fee - Class C                               57,538
  Custodian                                                82,254
  Audit and legal                                          42,489
  Transfer agency                                          39,034
  Registration                                             32,453
  Printing                                                 26,942
  Trustees' fees                                           23,914
  Amortization of organization expenses                     4,671
  Miscellaneous                                             9,433
  Total expenses                                          493,390
  Less: expenses waived and reimbursed by adviser
    (See note B)                                         (164,863)
  Net expenses                                            328,527
  Interest expense                                          1,869
  Total expenses including interest expense                             330,396
  Net investment income                                                 712,010

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investment transactions                           41,888
  Net change in unrealized depreciation of investments                    5,742
  Net gain on investments                                                47,630

NET INCREASE IN NET ASSETS FROM OPERATIONS                           $  759,640


See notes to financial statements.


8



STATEMENT OF CHANGES IN NET ASSETS     ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

                                                      YEAR ENDED    YEAR ENDED
                                                       AUGUST 31,    AUGUST 31,
                                                          1997          1996
                                                     ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                              $   712,010   $   645,706
  Net realized gain (loss) on investment
    transactions                                          41,888       (13,066)
  Net change in unrealized appreciation
    (depreciation) of investments                          5,742       (30,800)
  Net increase in net assets from operations             759,640       601,840

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                             (175,837)     (156,805)
    Class B                                             (293,780)     (288,818)
    Class C                                             (234,511)     (220,224)
  Tax return of capital
    Class A                                              (25,833)           -0-
    Class B                                              (43,161)           -0-
    Class C                                              (34,454)           -0-

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  Net increase                                           333,768       592,950
  Total increase                                         285,832       528,943

NET ASSETS
  Beginning of year                                   15,085,895    14,556,952
  End of year                                        $15,371,727   $15,085,895


See notes to financial statements.


9



NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1997
ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Short-Term U.S. Government Fund (the "Fund"), a series of The Alliance Portfolios (the "Trust") which was organized as a Massachusetts Business Trust on March 29, 1987, is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on national securities exchanges are valued at the last reported sales price on such exchange. Listed securities not traded and securities traded in the over-the-counter market, including listed debt securities whose primary market is believed to be over-the-counter, are valued at the mean of the closing bid and asked price as obtained from a recognized pricing service and brokers. Securities for which bid and asked price quotations are not readily available are valued in good faith at fair value using methods determined by the Board of Trustees. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

2. ORGANIZATION EXPENSES
Organization expenses of approximately $50,000 were deferred and amortized on a straight-line basis through May, 1997.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification. During the current fiscal year, permanent differences, primarily due to a tax return of capital, resulted in a net increase in distributions in excess of net invesment income and a corresponding decrease in additional paid-in capital. This reclassification had no affect on net assets.

6. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution fees and, in the case of Class B shares, higher transfer agent fees. Expenses of the Trust are charged to each Fund in proportion to settled shares.

7. REPURCHASE AGREEMENT
The Fund's custodian takes possession of collateral pledged for investments in repurchase agreements, the market value of which is required to be at least 102% of the resale amount at the time of purchase. The value of the collateral is marked-to-market on a daily basis and additional collateral is requested from the counterparty, as necessary, to ensure that its value is at least equal at all times to the total amount of the repurchase obligation, including interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with the respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.


10



ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of
 .55 of 1% of the Fund's average daily net assets. Such fee is accrued daily and paid monthly. The Investment Adviser has agreed to voluntarily waive its fees and bear certain expenses so that total expenses do not exceed on an annual basis 1.40%, 2.10% and 2.10% of the daily average net assets for the Class A, Class B and Class C shares, respectively. For the year ended August 31, 1997, such reimbursement amounted to $164,863.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Compensation under this agreement amounted to $17,500 for the year ended August 31, 1997.

Alliance Fund Distributors, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $1,927 from the sale of Class A shares and $37,385 and $3,387 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the year ended August 31, 1997.

Accrued expenses includes $10,991 owed to a Trustee under the Trust's deferred compensation plan.


NOTE C: DISTRIBUTION PLANS
The Trust has adopted a Plan for each class of shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a "Plan" and collectively the "Plans"). Under the Plan, the Fund pays a distribution fee to the Distributor at an annual rate of up to .50% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The Trustees currently limit payments under the Class A plan to .30% of the Fund's aggregate average daily net assets attributable to Class A shares.

The Fund is not obligated under the Plan to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Funds' shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Commission as being of the "compensation" variety.

In the event that a Plan is terminated or not continued, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Funds to the Distributor with respect to the relevant class and
(ii) the Funds would not be obligated to pay the Distributor for any amounts expended by the Distributor not previously recovered by the Distributor from distribution services fees in respect of shares of such class or, in the case of Class B shares, recovered through deferred sales charges.

The Plans also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $6,154,591 and $3,241,948, respectively, for the year ended August 31, 1997. There were purchases of $13,535,253 and sales of $6,509,839 of U.S. government and government agency obligations for the year ended August 31, 1997.


11



NOTES TO FINANCIAL STATEMENTS (CONT.)
ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

At August 31, 1997, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $32,567 and gross unrealized depreciation of investments was $26,391 resulting in net unrealized appreciation of $6,176.

At August 31, 1997 the Fund had net capital loss carryforward of $616,804 of which $44,110 expires in the fiscal year ending 2001, $36,136 expires in the fiscal year ending 2002, $522,417 expires in the fiscal year ending 2003, and $14,141 expires in the fiscal year ending 2004 to the extent provided by the regulations. To the extent that this loss carryforward is used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders. Capital losses incurred after October 31, within the Fund's fiscal year are deemed to arise on the first business day of the following fiscal year.

NOTE E: SHARES OF BENEFICIAL INTEREST
There is an unlimited number of $0.00001 par value shares of beneficial interest authorized divided into three classes, designated Class A, Class B and Class C shares. Transactions in shares of beneficial interest were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED    YEAR ENDED      YEAR ENDED
                      AUGUST 31,     AUGUST 31,    AUGUST 31,      AUGUST 31,
                         1997           1996          1997            1996
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold              271,217       247,602     $ 2,618,771     $ 2,403,892
Shares issued in
  reinvestment of
  dividends               15,376         8,915         148,473          86,515
Shares converted
  from Class B            16,392        16,994         158,206         166,372
Shares redeemed         (255,414)     (224,741)     (2,466,879)     (2,182,378)
Net increase              47,571        48,770     $   458,571     $   474,401

CLASS B
Shares sold              658,962       686,744     $ 6,439,331     $ 6,747,952
Shares issued in
  reinvestment of
  dividends               24,392        16,716         238,244         164,023
Shares converted
  to Class A             (16,203)      (17,183)       (158,206)       (166,372)
Shares redeemed         (698,307)     (642,638)     (6,822,354)     (6,315,168)
Net increase(decrease)   (31,156)       43,639     $  (302,985)    $   430,435

CLASS C
Shares sold              434,159       434,234     $ 4,238,239     $ 4,258,011
Shares issued in
  reinvestment of
  dividends               18,955        11,782         184,964         115,471
Shares redeemed         (435,115)     (477,627)     (4,245,021)     (4,685,368)
Net increase(decrease)    17,999       (31,611)    $   178,182     $  (311,886)


12



ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

NOTE F: REVERSE REPURCHASE AGREEMENTS
Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing cash, cash equivalents or liquid high-grade debt securities having a value at least equal to the repurchase price.

As of August 31, 1997, the Fund had entered into the following reverse repurchase agreements:

     AMOUNT         BROKER        INTEREST RATE         MATURITY
 ------------   --------------   ---------------   -----------------
   $194,000     Morgan Stanley         5.70%       September 2, 1997
   $504,000     Morgan Stanley         5.72%       September 5, 1997


For the year ended August 31, 1997, the maximum amount of reverse repurchase agreements outstanding was $698,000, the average amount outstanding was approximately $432,519, and the daily weighted average interest rate was 5.72%.


13



FINANCIAL HIGHLIGHTS
ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                 CLASS A
                                            ------------------------------------------------------------------------------
                                                                                   MAY 1, 1994               MAY 4,1992(b)
                                                     YEAR ENDED AUGUST 31,           THROUGH     YEAR ENDED       TO
                                            -------------------------------------   AUGUST 31,    APRIL 30,    APRIL 30,
                                                1997         1996         1995        1994(A)       1994         1993
                                            -----------  -----------  -----------  ------------  -----------  ------------
Net asset value, beginning of period           $9.66        $9.70        $9.67        $9.77       $10.22       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (c)                        .47(d)       .47          .42          .14          .35          .46
Net realized and unrealized gain (loss)
  on investments                                 .03         (.02)         .05         (.09)        (.29)         .34
Net increase in net asset value from
  operations                                     .50          .45          .47          .05          .06          .80

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.46)        (.49)        (.41)        (.12)        (.42)        (.46)
Dividends in excess of net investment income      -0-          -0-        (.03)          -0-        (.01)          -0-
Tax return of capital                           (.07)          -0-          -0-        (.03)        (.08)          -0-
Distributions from net realized gains             -0-          -0-          -0-          -0-          -0-        (.12)
Total dividends and distributions               (.53)        (.49)        (.44)        (.15)        (.51)        (.58)
Net asset value, end of period                 $9.63        $9.66        $9.70        $9.67       $ 9.77       $10.22

TOTAL RETURN
Total investment return based on net
  asset value (e)                               5.29%        4.71%        5.14%         .53%         .52%        8.20%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $3,901       $3,455       $2,997       $2,272       $2,003       $6,081
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       1.40%        1.40%        1.40%        1.40%(f)     1.27%        1.00%(f)
  Interest expense on reverse
    repurchase agreements                        .01%         .13%          -0-          -0-          -0-          -0-
  Expenses, before waivers/reimbursements       2.42%        3.04%        3.71%        2.95%(f)     2.17%        2.20%(f)
  Net investment income                         4.90%        4.85%        4.56%        3.98%(f)     4.41%        4.38%(f)
Portfolio turnover rate                           65%         110%          15%         144%          55%         294%


See footnotes on page 16.


14



ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                 CLASS B
                                            ------------------------------------------------------------------------------
                                                                                   MAY 1, 1994               MAY 4,1992(b)
                                                     YEAR ENDED AUGUST 31,           THROUGH     YEAR ENDED       TO
                                            -------------------------------------   AUGUST 31,    APRIL 30,    APRIL 30,
                                                1997         1996         1995        1994(A)       1994         1993
                                            -----------  -----------  -----------  ------------  -----------  ------------
Net asset value, beginning of period           $9.77        $9.81        $9.78        $9.88       $10.31       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (c)                        .41(d)       .41          .36          .10          .40          .38
Net realized and unrealized gain (loss)
  on investments                                 .02         (.03)         .04         (.07)        (.39)         .33
Net increase in net asset value from
  operations                                     .43          .38          .40          .03          .01          .71

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.39)        (.42)        (.34)        (.11)        (.35)        (.38)
Dividends in excess of net investment income      -0-          -0-        (.03)          -0-        (.01)          -0-
Tax return of capital                           (.07)          -0-          -0-        (.02)        (.08)          -0-
Distributions from net realized gains             -0-          -0-          -0-          -0-          -0-        (.02)
Total dividends and distributions               (.46)        (.42)        (.37)        (.13)        (.44)        (.40)
Net asset value, end of period                 $9.74        $9.77        $9.81        $9.78       $ 9.88       $10.31

TOTAL RETURN
Total investment return based on net
asset value (e)                                 4.45%        3.89%        4.32%         .28%         .03%        7.22%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $6,458       $6,781       $6,380       $6,281       $7,184       $1,292
Ratios of average net assets of:
  Expenses, net of waivers/reimbursements       2.10%        2.10%        2.10%        2.10%(f)     2.05%        1.75%(f)
  Interest expense on reverse
    repurchase agreements                        .01%         .13%          -0-          -0-          -0-          -0-
  Expenses, before waivers/reimbursements       3.10%        3.74%        4.33%        3.60%(f)     3.21%        4.81%(f)
  Net investment income                         4.13%        4.11%        3.82%        3.22%(f)     3.12%        3.36%(f)
Portfolio turnover rate                           65%         110%          15%         144%          55%         294%


See footnotes on page 16.


15



FINANCIAL HIGHLIGHTS (CONTINUED)
ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                         CLASS C
                                            ----------------------------------------------------------------
                                                                                                  AUGUST 2,
                                                                                    MAY 1, 1994    1993(g)
                                                     YEAR ENDED AUGUST 31,            THROUGH        TO
                                            -------------------------------------    AUGUST 31,   APRIL 30,
                                                1997         1996         1995        1994(A)       1994
                                            -----------  -----------  -----------  ------------  -----------
Net asset value, beginning of period           $9.76        $9.80        $9.77        $9.87       $10.34

INCOME FROM INVESTMENT OPERATIONS
Net investment income (c)                        .41(d)       .40          .34          .10          .26
Net realized and unrealized gain (loss)
  on investments                                 .02         (.02)         .06         (.07)        (.42)
Net increase (decrease) in net asset value
  from operations                                .43          .38          .40          .03         (.16)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.39)        (.42)        (.34)        (.11)        (.25)
Dividends in excess of net investment income      -0-          -0-        (.03)          -0-        (.01)
Tax return of capital                           (.07)          -0-          -0-        (.02)        (.05)
Total dividends and distributions               (.46)        (.42)        (.37)        (.13)        (.31)
Net asset value, end of period                 $9.73        $9.76        $9.80        $9.77       $ 9.87

TOTAL RETURN
Total investment return based on net
  asset value (e)                               4.45%        3.90%        4.33%         .28%       (1.56)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $5,012       $4,850       $5,180       $7,128       $8,763
Ratios of average net assets of:
  Expenses, net of waivers/reimbursements       2.10%        2.10%        2.10%        2.10%(f)     2.10%(f)
  Interest expense on reverse
    repurchase agreements                        .01%         .12%          -0-          -0-          -0-
  Expenses, before waivers/reimbursements       3.09%        3.72%        4.23%        3.64%(f)     3.10%(f)
  Net investment income                         4.15%        4.11%        3.80%        3.26%(f)     2.60%(f)
Portfolio turnover rate                           65%         110%          15%         144%          55%


(a)  The Fund changed its fiscal year end from April 30 to August 31.

(b)  Commencement of operations.

(c)  Net of fees waived and expenses reimbursed by Adviser.

(d)  Based on average shares outstanding.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(f)  Annualized.

(g)  Commencement of distribution.

     Prior to July 22, 1993, Equitable Capital Management Corporation (Equitable Capital) served as the investment adviser to the Trust. On July 22, 1993, Alliance Capital Management L.P. acquired the business and substantially all of the assets of Equitable Capital and became the investment adviser of the Trust.


16



REPORT OF INDEPENDENT ACCOUNTANTS
ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Short-Term U.S. Government Fund (one of the portfolios of the Alliance Portfolios, hereafter referred to as the "Fund") at August 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1997 by correspondence with the custodian and brokers provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
October 13, 1997


17



ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

BOARD OF TRUSTEES
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
RICHARD W. COUPER (1)
WILLIAM H. FOULK, JR. (1)
BRENTON W. HARRIES (1)
DONALD J. ROBINSON (1)

OFFICERS
BRUCE W. CALVERT, VICE PRESIDENT
KATHLEEN A. CORBET, VICE PRESIDENT
WAYNE D. LYSKI, VICE PRESIDENT
EDMUND P. BERGAN, JR., CLERK
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER & CHIEF ACCOUNTING OFFICER

CUSTODIAN
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
ROPES & GRAY
One International Place
Boston, MA 02110-2624

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT ACCOUNTANTS
PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, NY 10036-2798


(1)  Member of the Audit Committee.


18



THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term Multi-Market Trust
Alliance Short-Term U.S. Government Fund
Alliance World Income Trust

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Small Cap Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Alliance/Regent Sector Opportunity Fund

GROWTH & INCOME
Alliance Strategic Balanced Fund
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Income Builder Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance International Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
Alliance Global Environment Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
ACM Institutional Reserves
    Government Portfolio
    Prime Portfolio
    Tax-Free Portfolio
    Trust Portfolio
Alliance Capital Reserves
Alliance Government Reserves
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    Massachusetts Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    Government Portfolio
    General Municipal Portfolio


19



ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

STMUSGAR